Exhibit 10.1

AMENDMENT

AMENDMENT, dated as of December 31, 2002 (this “Amendment”), to the Credit Agreement, dated as of March 26, 2002 (as amended, supplemented or modified from time to time, the “Credit Agreement”), among ROTECH HEALTHCARE INC., a Delaware corporation (the “Borrower”), the Lenders parties thereto, UBS WARBURG LLC and GOLDMAN SACHS CREDIT PARTNERS L.P., as joint lead arrangers and joint bookrunners (the “Arrangers”), GOLDMAN SACHS CREDIT PARTNERS L.P., as Syndication Agent, THE BANK OF NOVA SCOTIA, DEUTSCHE BANC ALEX. BROWN INC. and GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agents, GENERAL ELECTRIC CAPITAL CORPORATION, as Collateral Agent, and UBS AG, STAMFORD BRANCH, as Administrative Agent.

W  I  T  N  E  S  S  E  T  H:

WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be amended upon the terms and subject to the conditions set forth herein; and

WHEREAS, the Lenders have agreed to such amendments upon the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and in the Credit Agreement, the parties hereto hereby agree as follows:

1.    Defined Terms.    Unless otherwise defined herein, terms used herein and defined in the Credit Agreement are used herein as therein defined.

2.    Amendment to Section 1.1 (Defined Terms).    The definition of “Consolidated EBITDA” in Section 1.1 is hereby amended by:

(a)    (i) deleting the words “and (e)” and substituting in lieu therefore the words “, (e)” and (ii) inserting immediately after the words “for any fiscal year of the Borrower” the following “and (f) any expenses or losses recorded on or prior to December 31, 2002 arising from transactions approved by Plan of Reorganization (excluding expenses related to the Credit Agreement), provided that, the aggregate amount of such expenses or losses paid in cash during (x) the Borrower’s 2002 fiscal year shall not exceed $10,560,000 and (y) the Borrower’s 2003 fiscal year shall not exceed $4,000,000”; and

(b)    following the word “minus”, deleting the words “(a)” and “and (b) any cash payments made during such period in respect of items described in clause (e) above subsequent to the fiscal quarter in which the relevant non-cash expenses or losses were reflected as a charge in the statement of Consolidated Net Income, all as determined on a consolidated basis, to the extent that such cash payments are made with respect to non-cash expenses and losses excluded pursuant to the proviso in clause (e) above”.

3.    Conditions to Effectiveness.    This Amendment shall become effective on the date the Administrative Agent shall have received: (a) an executed counterpart of this Amendment duly executed and delivered by the Borrower, the Agents and each of the Required

2

Lenders and (b) an Acknowledgement and Consent in the form attached hereto as Exhibit A duly executed and delivered by each Guarantor.

4.    Representations and Warranties.    As of the date hereof and after giving effect to the amendments contained herein, the Borrower hereby confirms, reaffirms and restates the representations and warranties made by it in Section 4 of the Credit Agreement, except to the extent any of such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be deemed true and correct on and as of such earlier date; provided, that each reference therein to the Credit Agreement shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment.

5.    Payment of Expenses.    The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

6.    Continuing Effect.    Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments, waivers and acknowledgement contained herein shall not be construed to as an amendment or waiver of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Borrower that would require the waiver or consent of the Administrative Agent or the Lenders.

7.    Counterparts.    This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof.

8.    GOVERNING LAW.    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by the respective proper and duly authorized officers as of the day and year first above written.

ROTECH HEALTHCARE INC.

By:	/S/ JANET L. ZIOMEK
Name: Janet L. Ziomek
Title: CFO

GOLDMAN SACHS CREDIT PARTNERS L.P., as Syndication Agent

By:	/S/ STEPHEN B. KING
Name: Stephen B. King
Title: Authorized Signatory

UBS AG, STAMFORD BRANCH, as Administrative Agent and a Lender

By:	/S/ ROBERT REUTER
Name: Robert Reuter
Title: Executive Director

By:	/S/ RENATA JACOBSON
Name: Renata Jacobson
Title: Director
Loan Portfolio
Risk Management

GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agent, Collateral Agent and a Lender

By:	/S/ KATHERINE R. LOFFT
Name: Katherine R. Lofft
Title: Duly Authorized Signatory

THE BANK OF NOVA SCOTIA
as Co-Documentation Agent and a Lender

By:	/s/ CAROLYN A. CALLOWAY
	Name: Title:	Carolyn A. Calloway Managing Director

[ROTECH HEALTHCARE INC. AMENDMENT DATED AS OF DECEMBER 31, 2002]

CREDIT LYONNAIS NEW YORK BRANCH

By:	/s/ CHARLES HEIDSIECK
	Name: Title:	Charles Heidsieck Senior Vice President

[ROTECH HEALTHCARE INC. AMENDMENT DATED AS OF DECEMBER 31, 2002]

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ SCOTTYE LINDSEY
	Name: Title:	Scottye Lindsey Vice President

[ROTECH HEALTHCARE INC. AMENDMENT DATED AS OF DECEMBER 31, 2002]

FLAGSHIP CLO 2000-1
By:	Flagship Capital Mgt, Inc
[LENDER]

	By:	/S/ COLLEEN CUNNIFFE
		Name: Title:	Colleen Cunniffe Director

[ROTECH HEALTHCARE INC. AMENDMENT DATED AS OF DECEMBER 31, 2002]

CONTINENTAL CASUALTY COMPANY
[LENDER]

By:	/s/ MARILOU R. MCGIRR
	Name: Title:	Marilou R. McGirr Vice President

[ROTECH HEALTHCARE INC. AMENDMENT DATED AS OF DECEMBER 31, 2002]

CITIGROUP INVESTMENTS
CORPORATE LOAN FUND INC.

By Travelers Asset Management International Company, LLC

By:	/s/ MATTHEW J. MCINERNY
	Name: Title:	Matthew J. McInerny Investment Officer

[ROTECH HEALTHCARE INC. AMENDMENT DATED AS OF DECEMBER 31, 2002]

COLUMBUS LOAN FUNDING LTD.

By Travelers Asset Management International Company, LLC

By:	/s/ MATTHEW J. MCINERNY
	Name: Title:	Matthew J. McInerny Investment Officer

[ROTECH HEALTHCARE INC. AMENDMENT DATED AS OF DECEMBER 31, 2002]

THE TRAVELERS INSURANCE COMPANY

By:	/S/ MATTHEW J. MCINERNY
	Name: Title:	Matthew J. McInerny Investment Officer

[ROTECH HEALTHCARE INC. AMENDMENT DATED AS OF DECEMBER 31, 2002]

CITICORP INSURANCE AND INVESTMENT TRUST

By Travelers Asset Management International Company, LLC

By:	/s/ MATTHEW J. MCINERNY
	Name: Title:	Matthew J. McInerny Investment Officer

[ROTECH HEALTHCARE INC. AMENDMENT DATED AS OF DECEMBER 31, 2002]

PPM SHADOW CREEK FUNDING LLC

By:	/s/ DIANA L. MUSHILL
	Name: Title:	Diana L. Mushill Asst. Vice President

[ROTECH HEALTHCARE INC. AMENDMENT DATED AS OF DECEMBER 31, 2002]

PPM SPYGLASS FUNDING TRUST

By:	/s/ DIANA L. MUSHILL
	Name: Title:	Diana L. Mushill Authorized Agent

[ROTECH HEALTHCARE INC. AMENDMENT DATED AS OF DECEMBER 31, 2002]

CERES II FINANCE LTD.
By:	INVESCO Senior Secured Management, Inc.
As Sub-Managing Agent (Financial)

	By:	/S/ THOMAS H. B. EWALD
Name: Thomas H. B. Ewald Title: Authorized Signatory

[ROTECH HEALTHCARE INC. AMENDMENT DATED AS OF DECEMBER 31, 2002]

CHARTER VIEW PORTFOLIO
By:	INVESCO Senior Secured Management, Inc. Investment Advisor

	By:	/s/ THOMAS H. B. EWALD
		Name: Title:	Thomas H. B. Ewald Authorized Signatory

[ROTECH HEALTHCARE INC. AMENDMENT DATED AS OF DECEMBER 31, 2002]

AIM FLOATING RATE FUND
By:	INVESCO Senior Secured Management, Inc. As Attorney in fact

	By:	/s/ THOMAS H. B. EWALD
		Name: Title:	Thomas H. B. Ewald Authorized Signatory

[ROTECH HEALTHCARE INC. AMENDMENT DATED AS OF DECEMBER 31, 2002]

SEQUILS-LIBERTY, LTD.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

	By:	/s/ THOMAS H. B. EWALD
		Name: Title:	Thomas H. B. Ewald Authorized Signatory

[ROTECH HEALTHCARE INC. AMENDMENT DATED AS OF DECEMBER 31, 2002]

SARATOGA CLO I, LIMITED
By:	INVESCO Senior Secured Management, Inc. As Asset Manager

	By:	/s/ THOMAS H. B. EWALD
		Name: Title:	Thomas H. B. Ewald Authorized Signatory

[ROTECH HEALTHCARE INC. AMENDMENT DATED AS OF DECEMBER 31, 2002]

FOOTHILL INCOME TRUST II, L.P.
By:	FIT II GP, LLC, Its General Partner
[LENDER]

	By:	/s/ M.E. STEARNS
		Name: Title:	M.E. Stearns Managing Member

[ROTECH HEALTHCARE INC. AMENDMENT DATED AS OF DECEMBER 31, 2002]